SIX CIRCLES FUNDS

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

(each a series of Six Circles Trust)

Supplement dated June 30, 2025

to the Prospectus dated May 1, 2025

Effective June 30, 2025, Paul Whitehead will no longer be a portfolio manager for the Six Circles U.S. Unconstrained Equity Fund and the Six Circles International Unconstrained Equity Fund (each a “Fund” and together “the Funds”) and Matt Waldron and Steven White will be added as portfolio managers for the Funds. As a result, the portfolio manager information for BlackRock Investment Management, LLC (“BlackRock”) for each Fund in the “Risk/Return Summary — Management — Sub-Adviser” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

BlackRock

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema, CFA	2022	Director
Matt Waldron	2025	Managing Director
Steven White	2025	Director

In addition, “The Funds’ Management and Administration — The Portfolio Managers — Sub-Advisers and Sub-Sub-Advisers — U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund — BlackRock — Portfolio Managers” section of the Prospectus is hereby deleted in its entirety and replaced by the following:

Jennifer Hsui, CFA, Peter Sietsema, CFA, Matt Waldron and Steven White serve as portfolio managers of the U.S. Unconstrained Equity Fund and the International Unconstrained Equity Fund.

Jennifer Hsui, CFA, Managing Director, is Chief Investment Officer for Global Portfolio Management within BlackRock’s EII team. She is responsible for overseeing investment strategies in iShares ETFs and Institutional Index Equity products. Ms. Hsui’s service with BlackRock dates back to 2006, including her years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was a senior portfolio manager and led the Emerging Markets Portfolio Management teams in the Americas within EII. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.

Peter Sietsema, CFA, Director, is a member of BlackRock’s Index Equity Portfolio Management Group. He is responsible for the Sub-Advised vehicles. Mr. Sietsema was previously responsible for the management of a broad range of US equity portfolios. Mr. Sietsema’s service with the firm dates back to 2007, including his years with BGI, which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2000.

Matt Waldron, CFA, Managing Director, is US Head of International Portfolio Management within BlackRock Global Markets & Index Investments (“BGM”). He is responsible for the management of ETFs, sub-advised, and institutional pooled & separate accounts that are predominantly invested in developed and emerging markets. Mr. Waldron’s service with the firm dates back to 2003. Prior to his current role, Mr. Waldron was a portfolio manager in BlackRock’s Multi Asset Client Solutions Group (BMACS), where he was responsible for the management of asset allocation portfolios for Institutional and HNW clients. Prior to joining BlackRock in 2003, Mr. Waldron was a research analyst at Monarch Capital Holdings LLC, an event-driven, long-short hedge fund. Mr. Waldron earned a BA degree in finance from the University of Delaware.

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Steven White, Director, is Head of the Active Risk Index ETF team in the Americas, and co-CIO for Index Equity Investments within BGM. He is responsible for all complex, alternatively-weighted equity index ETFs. As co-CIO, he is responsible for leading efforts to drive scaled investment decisions across the global index equity book, resulting in consistent, risk managed investment outcomes for clients. He leads oversight of investment risk, performance oversight and equity index provider engagement. Mr. White is a member of the Index Equity Leadership Team. Mr. White’s service with the firm began in 2011. Prior to his current role, he was a Senior Portfolio Manager responsible for managing institutional mandates, mutual funds and iShares ETFs. He has held several other roles within the firm, including sales and index research. Prior to BlackRock, Mr. White worked at Merrill Lynch. Mr. White earned a bachelor’s degree in economics and MBA from San Diego State University.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

SUPP-6C-PR-625

SIX CIRCLES FUNDS

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

(each a series of Six Circles Trust)

Supplement dated June 30, 2025

to the Statement of Additional Information dated May 1, 2025

Effective June 30, 2025, the information for BlackRock Investment Management, LLC in the third table and fourth table with respect to the Six Circles U.S. Unconstrained Equity Fund and Six Circles International Unconstrained Equity Fund in the “Portfolio Managers — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers” section of Part I of the Statement of Additional Information is hereby deleted and replaced with the following:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
U.S. Unconstrained Equity Fund
BlackRock
Jennifer Hsui, CFA	352	2,580,000	—	—	—	—
Peter Sietsema, CFA	69	137,000	3	63	2	4,020
Matt Waldron*	279	2,410,000	3	3,590,000	7	5,980
Steven White*	279	2,410,000	—	—	—	—

International Unconstrained Equity Fund
BlackRock
Jennifer Hsui, CFA	352	2,590,000	—	—	—	—
Peter Sietsema, CFA	69	147,000	3	63	2	4,020
Matt Waldron*	279	2,410,000	3	3,590,000	7	5,980
Steven White*	279	2,410,000	—	—	—	—

*	As of March 31, 2025

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
U.S. Unconstrained Equity Fund
BlackRock
Jennifer Hsui, CFA	—	—	—	—	—	—
Peter Sietsema, CFA	—	—	—	—	—	—
Matt Waldron*	—	—	—	—	—	—
Steven White*	—	—	—	—	—	—

International Unconstrained Equity Fund
BlackRock
Jennifer Hsui, CFA	—	—	—	—	—	—
Peter Sietsema, CFA	—	—	—	—	—	—
Matt Waldron*	—	—	—	—	—	—
Steven White*	—	—	—	—	—	—

*	As of March 31, 2025

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

SUP-6C-SAI-625